UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4353 Park Terrace Drive. Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 31, 2013, Global Eagle Entertainment Inc. (f/k/a Global Eagle Acquisition Corp.) (the “Company”) completed the acquisition of Row 44, Inc. (“Row 44”) and 86% of the shares of Advanced Inflight Alliance AG (“AIA” and the transaction, the “Business Combination”). In connection with the Business Combination, the Company filed with the United States Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K on February 6, 2013 (the “Original 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on March 18, 2013 (the “Amended 8-K”) and Amendment No. 2 on Form 8-K/A filed with the SEC on May 16, 2013. The Company is filing this Amendment No. 3 (this “Amendment”) to the Original 8-K, as previously amended, to include (i) revised audited financial statements as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 for Row 44 and (ii) restated audited financial statements as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 for AIA.

In connection with the Company’s quarter-end financial close process for the second quarter ended June 30, 2013, it identified immaterial adjustments related to the accounting for certain revenue and cost reimbursements of Row 44 for the years ended December 31, 2012, 2011 and 2010, as well as the cumulative impact of these immaterial adjustments as of December 31, 2012. The immaterial adjustments resulted from revenue recognition pertaining to certain agreements containing multiple elements during the years ended December 31, 2012, 2011 and 2010, and certain cost reimbursements pertaining to the year ended December 31, 2012. The Company assessed the materiality of these adjustments on the financial statements of prior periods in accordance with the SEC's Staff Accounting Bulletin No. 99 “Materiality” and Staff Accounting Bulletin No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statement” (“SAB 108”) and concluded that the adjustments were not material to any prior annual periods, but the cumulative adjustment would likely be quantitatively material to the Company’s expected results of operations for the quarter ended June 30, 2013 if the entire adjustment was recorded in that period. Accordingly, the Company has revised Row 44’s statements of operations for the years ended December 31, 2012, 2011 and 2010, and the balance sheets for the years ended December 31, 2012 and 2011 to correct for these immaterial adjustments in accordance with SAB 108. These adjustments had no impact on the reported results from operations for any periods prior to the year ended December 31, 2010 or on the net cash flows from operating, investing or financing activities for any of the periods presented. The net effect on stockholders’ deficit is also immaterial for all periods presented.

In addition, AIA management identified an error with respect to the financial statements of AIA related to improper accounting for certain warrants acquired by AIA in fiscal year 2012 which impacted AIA’s financial statements for the year ended December 31, 2012. AIA’s financial statements are prepared in accordance with International Financial Reporting Standards, as adopted by the European Union. The warrants qualify as derivatives under IAS 39 “Financial Instruments: Recognition and Measurement” and should have been separately recorded at fair value upon acquisition with any changes in fair value subsequently reported in earnings for the year ended December 31, 2012. As such, AIA determined that, under International Auditing Standards, it was required to restate its stand-alone financial statements for the year ended December 31, 2012 to properly account for such warrants. The restatement of AIA’s stand-alone financial statements did not impact the Company’s financial results for the year ended December 31, 2012, as the Company did not acquire any interest in AIA until January 31, 2013.

Except as described above, this Amendment does not modify or update disclosures in the Amended 8-K and does not reflect subsequent events occurring after the filing date of the Amended 8-K. Accordingly, this Amendment should be read in conjunction with the Amended 8-K, which continues to speak as of its filing date.

Item 9.01 Financial Statements And Exhibits.

(a) Financial statements of businesses acquired

The financial statements of Row 44 as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 are attached to this Current Report on Form 8-K/A (Amendment No. 3) as Exhibit 99.1 and are incorporated herein by reference.

The financial statements of AIA as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 are attached to this Current Report on Form 8-K/A (Amendment No. 3) as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document
2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., EAGL Merger Sub Corp., Row 44, Inc. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed with the SEC on November 14, 2012).
2.2*	Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
4.2	Form of Warrant Agreement by and between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on April 6, 2011).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-172267) and included as an exhibit in the Warrant Agreement, filed with the SEC on March 21, 2011).
10.1	Amended and Restated Registration Rights Agreement, dated as of January 31, 2013, by and among the Company and the parties named on the signature pages thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.2	Amended and Restated Common Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.3	Common Stock Purchase Agreement, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., Putnam Capital Spectrum Fund and Putnam Spectrum Equity Fund. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).

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10.4	Executive Employment Agreement, dated January 31, 2013, between the Company and John LaValle (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.5	Executive Employment Agreement, dated January 31, 2013, between the Company and David M. Davis (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013)
10.6	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Annex D of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed with the SEC on January 17, 2013).
10.7†	System and Services Agreement dated January 2011 by and between Norwegian Air Shuttle and Row 44, Inc. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.8†	OEM Purchase and Development Agreement, dated October 12, 2009, by and between TECOM Industries, Inc. and Row 44, Inc., as amended on December 19, 2011, December 23, 2011, January 6, 2012 and January 18, 2012 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.9†	Master Equipment Purchase Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.10†	Master Services Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc., as amended on June 6, 2008, June 30, 2009, November 15, 2010, November 18, 2010, January 15, 2011, March 30, 2011, July 29, 2011, August 3, 2011, September 7, 2011, December 19, 2011, January 23, 2012, September 11, 2012 and January 18, 2013. (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.12†	Amended and Restated Supply and Services Agreement dated February 1, 2013 by and between Row 44, Inc. and Southwest Airlines Co. (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.13	Letter Agreement, dated January 31, 2013, between the Company and Wellington Management Company, LLP (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.14	Escrow Agreement, dated January 31, 2013, by and among the Company, Wellington Management Company, LLP (“Wellington”) and certain affiliates of Wellington (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.15	Form of Indemnity Agreement for the Company’s directors and executive officers (incorporated by reference to Exhibit 10.8 to Amendment No. 1 of the Company’s Registration Statement on Form S-1 (File No. 333-172267) filed with the SEC on March 21, 2011).
10.16	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
10.17	Amended and Restated Letter Agreement, dated as of May 10, 2011, among the Company, Global Eagle Acquisition LLC and each of the members of Global Eagle Acquisition LLC (incorporated by reference to Exhibit 10.2(a) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.18	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and James M. McNamara (incorporated by reference to Exhibit 10.2(b) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.19	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and Dennis A. Miller (incorporated by reference to Exhibit 10.2(c) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.20	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).

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14.1	Form of Code of Ethics (incorporated by reference to Exhibit 14 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on March 21, 2011).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2013).
99.1	Audited Financial Statements of Row 44 as of December 31, 2012 and 2011 and for the three years ended December 31, 2012.
99.2	Audited Financial Statements of AIA as of December 31, 2012 and 2011 and for the three years ended December 31, 2012.
99.3	Pro Forma Financial Information of Global Eagle Entertainment Inc. as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Confidential treatment has been granted for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2013	GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Michael Pigott
VP Legal

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EXHIBIT INDEX

Exhibit No.	Document
2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., EAGL Merger Sub Corp., Row 44, Inc. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q (File No. 001-35176) filed with the SEC on November 14, 2012).
2.2*	Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
4.2	Form of Warrant Agreement by and between the Company and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on April 6, 2011).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-172267) and included as an exhibit in the Warrant Agreement, filed with the SEC on March 21, 2011).
10.1	Amended and Restated Registration Rights Agreement, dated as of January 31, 2013, by and among the Company and the parties named on the signature pages thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.2	Amended and Restated Common Stock Purchase Agreement, dated as of November 8, 2012, by and between Global Eagle Acquisition Corp. and PAR Investment Partners, L.P. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.3	Common Stock Purchase Agreement, dated as of November 8, 2012, by and among Global Eagle Acquisition Corp., Putnam Capital Spectrum Fund and Putnam Spectrum Equity Fund. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on November 14, 2012).
10.4	Executive Employment Agreement, dated January 31, 2013, between the Company and John LaValle (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.5	Executive Employment Agreement, dated January 31, 2013, between the Company and David M. Davis (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013)
10.6	Global Eagle Entertainment Inc. 2013 Equity Incentive Plan (incorporated by reference to Annex D of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed with the SEC on January 17, 2013).
10.7†	System and Services Agreement dated January 2011 by and between Norwegian Air Shuttle and Row 44, Inc. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.8†	OEM Purchase and Development Agreement, dated October 12, 2009, by and between TECOM Industries, Inc. and Row 44, Inc., as amended on December 19, 2011, December 23, 2011, January 6, 2012 and January 18, 2012 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.9†	Master Equipment Purchase Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).

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10.10†	Master Services Agreement, dated December 21, 2007, by and between Hughes Network Systems, LLC and Row 44, Inc., as amended on June 6, 2008, June 30, 2009, November 15, 2010, November 18, 2010, January 15, 2011, March 30, 2011, July 29, 2011, August 3, 2011, September 7, 2011, December 19, 2011, January 23, 2012, September 11, 2012 and January 18, 2013. (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.12†	Amended and Restated Supply and Services Agreement dated February 1, 2013 by and between Row 44, Inc. and Southwest Airlines Co. (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on May 16, 2013).
10.13	Letter Agreement, dated January 31, 2013, between the Company and Wellington Management Company, LLP (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.14	Escrow Agreement, dated January 31, 2013, by and among the Company, Wellington Management Company, LLP (“Wellington”) and certain affiliates of Wellington (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K (File No. 001-35176) filed with the SEC on February 6, 2013).
10.15	Form of Indemnity Agreement for the Company’s directors and executive officers (incorporated by reference to Exhibit 10.8 to Amendment No. 1 of the Company’s Registration Statement on Form S-1 (File No. 333-172267) filed with the SEC on March 21, 2011).
10.16	Amendment to Securities Escrow Agreement, dated May 8, 2012 by and among the Company, American Stock Transfer & Trust Company, LLC, Cole A. Sirucek and the other persons party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
10.17	Amended and Restated Letter Agreement, dated as of May 10, 2011, among the Company, Global Eagle Acquisition LLC and each of the members of Global Eagle Acquisition LLC (incorporated by reference to Exhibit 10.2(a) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.18	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and James M. McNamara (incorporated by reference to Exhibit 10.2(b) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.19	Amended and Restated Letter Agreement, dated as of May 10, 2011, between the Company and Dennis A. Miller (incorporated by reference to Exhibit 10.2(c) to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on May 11, 2011).
10.20	Letter Agreement, dated May 8, 2012, by and between the Company and Cole A. Sirucek (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-35176) filed with the SEC on May 9, 2012).
14.1	Form of Code of Ethics (incorporated by reference to Exhibit 14 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-172267), filed with the SEC on March 21, 2011).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2013).
99.1	Audited Financial Statements of Row 44 as of December 31, 2012 and 2011 and for the three years ended December 31, 2012.
99.2	Audited Financial Statements of AIA as of December 31, 2012 and 2011 and for the three years ended December 31, 2012.
99.3	Pro Forma Financial Information of Global Eagle Entertainment Inc. as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A (File No. 001-35176) filed with the SEC on March 18, 2013).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Confidential treatment has been granted for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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